EXHIBIT 24



                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 5th day of February, 1996.


H. RIGEL BARBER
- -----------------------
H. Rigel Barber                           Chief Executive Officer



GLENN E. EMIG
- -----------------------
Glenn E. Emig                             Chief Operating Officer




      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995, and any and all amendments thereto, the 5th day of February, 1996.


                                          GARY NICKELE
                                          -----------------------
                                          Gary Nickele



                                          GAILEN J. HULL
                                          -----------------------
                                          Gailen J. Hull



                                          DENNIS M. QUINN
                                          -----------------------
                                          Dennis M. Quinn



                                                            EXHIBIT 24



                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 5th day of February, 1996.


NEIL G. BLUHM
- -----------------------             President and Director
Neil G. Bluhm



JUDD D. MALKIN
- -----------------------             Chairman and Chief Financial Officer
Judd D. Malkin


A. LEE SACKS
- -----------------------             Director of General Partner
A. Lee Sacks


STUART C. NATHAN
- -----------------------             Executive Vice President
Stuart C. Nathan                    Director of General Partner
A. Lee Sacks



      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995, and any and all amendments thereto, the 5th day of February, 1996.


                                          GARY NICKELE
                                          -----------------------
                                          Gary Nickele



                                          GAILEN J. HULL
                                          -----------------------
                                          Gailen J. Hull



                                          DENNIS M. QUINN
                                          -----------------------
                                          Dennis M. Quinn